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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ==========

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 18, 2005

                                   ==========

                               USURF AMERICA, INC.
               (Exact name of registrant as specified in Charter)

             Nevada                      1-15383                 91-2117796
(State or other jurisdiction of     (Commission File No.)      (IRS Employee
incorporation or organization)                               Identification No.)

                       390 Interlocken Crescent, Suite 900
                           Broomfield, Colorado 80021
                    (Address of Principal Executive Offices)

                                  303-789-7100
                            (Issuer Telephone number)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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      This Form 8-K and other reports filed by Usurf America, Inc. (the
"Registrant" or the "Company") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative if these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 1.01. Entry into a Material Definitive Agreement.

      Securities Purchase Agreement

      On January 26, 2005, Usurf America, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Acquisition Agreement") with Sovereign Partners, LLC, a Colorado limited liability company ("Sovereign") and each of the members of Sovereign (the "Members") (the "Acquisition"). The Acquisition Agreement provides, among other things, for the acquisition by the Company of 100% of the membership interests of Sovereign from the Members in exchange for the issuance of shares of the Company's common stock, $0.0001 par value per share (the "Common Stock") and shares of the Company's newly created Series B Convertible Preferred Stock, $0.0001 par value per share (the "Preferred Stock"). Upon the completion of the Acquisition, Sovereign will be owned and operated as a wholly-owned subsidiary of the Company. A copy of the Acquisition Agreement is attached hereto as Exhibit 10.1. Any and all descriptions of the Acquisition Agreement as described in this Current Report on Form 8-K are qualified in their entirety by reference to the full text of the attached Acquisition Agreement.

      The closing of the Acquisition Agreement was completed on February 18, 2005 (the "Closing"). At the Closing, the Members were issued an aggregate of 35,000,000 shares of Common Stock and 100,000 shares of Series B Preferred Stock. All conditions to closing were obtained.

      Under the terms of the Acquisition Agreement, the Members are to be issued shares of Common Stock and Preferred Stock, as follows: (i) 35,000,000 shares of Common Stock and 100,000 shares of Preferred Stock (which were issued at the closing of the Acquisition); (ii) 125,000 shares of Preferred Stock on each of January 1, 2006 and July 1, 2006; (iii) 250,000 shares of Preferred Stock at such time as the Net Operating Income of Sovereign after January 1, 2005 is equal to or greater than $6,000,000; and (iv) 400,000 shares of Preferred Stock if the Net Operating Income of Sovereign ending on the period twenty-four months following the closing of the acquisition is equal to or greater than $5,000,000. For the purposes of the Acquisition Agreement, Net Operating Income means for any period the "EBITDA" on a consolidated basis for Sovereign and all of its subsidiaries, in accordance with generally accepted accounting principles. "EBITDA" means earnings before interest, taxes, depreciation and amortization.

      In addition, the Members may earn additional shares of Common Stock or Preferred Stock if the average annualized Net Operating Income for the period commencing on the closing and ending on the twenty-four month anniversary date of the closing is: (A) greater than $5,000,000, but less than or equal to $6,000,000, then the Members will receive in the aggregate an additional 0.05 shares of Preferred Stock for each dollar that the average annualized Net Operating Income for that period exceeds $5,000,000; (B) greater than $6,000,000 but less than or equal to $7,000,000, then the Members will receive in the aggregate an additional 0.10 shares of Preferred Stock for each dollar that the average annualized Net Operating Income for that period exceeds $5,000,000; (C) greater than $7,000,000 but less than or equal to $8,000,000, then the Members will receive in the aggregate 0.15 shares of Preferred Stock for each dollar that the average annualized Net Operating Income for that period exceeds $5,000,000; or (D) greater than $8,000,000 for that period, then the Members will receive in the aggregate 0.20 shares of Preferred Stock for each dollar that the average annualized Net Operating Income for that period exceeds $5,000,000 (collectively, the "Twenty-Four Month Issuances").

      In addition, the Members may earn additional shares of Common Stock or Preferred Stock as follows: if the average annualized Net Operating Income for the period commencing on the Closing and ending on the thirty-six month anniversary date of the closing is: (A) greater than $5,000,000, but less than or equal to $6,000,000, the Members will receive in the aggregate an additional
0.10 shares of Preferred Stock for each dollar that the average annualized Net Operating Income for that period exceeds $5,000,000; (B) greater than $6,000,000 but less than or equal to $7,000,000, then the Members will receive in the aggregate an additional 0.20 shares of Preferred Stock for each dollar that the average annualized Net Operating Income for that period exceeds $5,000,000; (C) greater than $7,000,000 but less than or equal to $8,000,000, then the Members will receive in the aggregate 0.30 shares of Preferred Stock for each dollar that the average annualized Net Operating Income for that period exceeds $5,000,000; or (D) greater than $8,000,000 for that period, then the Members will receive in the aggregate 0.40 shares of Preferred Stock for each dollar that the average annualized Net Operating Income for that period exceeds $5,000,000. Such issuances will be reduced by the number of shares of Common Stock or Preferred Stock received pursuant to the Twenty-Four Month Issuances, if any.

      Under the terms of the Acquisition Agreement, the aggregate number of shares of capital stock of the Company issuable to the Members is limited to 300,000,000 shares of Common Stock or such number of shares of Preferred Stock that is convertible into 300,000,000 shares of Common Stock, or any combination of Preferred Stock and Common Stock which does not exceed 300,000,000 shares of Common Stock in total.

      The Company may suspend the issuance of additional shares of Common Stock or Preferred Stock upon certain "breaches" by Sovereign defined in the Acquisition Agreement. In the event of a breach, any shares that have not yet been issued to the Members under the terms of the Acquisition Agreement may be withheld by the Company until the earlier of (i) twelve months from the date such shares would have otherwise been issued to the Members or (ii) such time as any such breach has been cured by Sovereign.

      The Acquisition Agreement also provides for customary representations and warranties of all parties, certain covenants and agreements related to the closing and mutual indemnification of the parties.

      In connection with the Acquisition Agreement, the Company has amended its By-Laws to provide that the provisions of Nevada Revised Statutes Sections
78.378 to 78.3793 do not apply to the acquisition of the capital stock of the Company by Sovereign, its Members or its affiliates in connection with the Acquisition Agreement.

      In addition, the Company has entered into a Registration Rights Agreement with the Members whereby the Company will undertake to prepare and file a registration statement on Form SB-2 to register the Common Stock (and the Common Stock which may be issued upon conversion of the Preferred Stock) issued to the Members. Under the terms of the Registration Rights Agreement, the registration statement is required to be filed within seventy-five days of the closing, and then within seventy-five days of each subsequent issuance of Common Stock or Preferred Stock under the Acquisition Agreement. The Company must cause the registration statement to become effective within 180 days of the filing of the registration statement, or it must pay cash to the Members in the amount of 0.5% per month of the fair market value of the Common Stock then held by the Members. A copy of the Registration Rights Agreement is attached hereto as Exhibit 10.2. Any and all descriptions of the Registration Rights Agreement as described in this Current Report on Form 8-K are qualified in their entirety by reference to the full text of the attached Agreement.

      In addition, the Company entered into a Management Agreement which will provide that Mr. Ed Garneau, the current manager of Sovereign, will continue to serve as manager of Sovereign and that the Members will continue to elect the manager of Sovereign after the closing for a period of three years. The Management Agreement also provides that while the Company may use Sovereign's cash on hand following the closing, should there be an objection to such use, the Board of Directors of the Company shall determine whether the cash may be used for the Company's corporate purposes. A copy of the Management Agreement is attached hereto as Exhibit 10.3. Any and all descriptions of the Management Agreement as described in this Current Report on Form 8-K are qualified in their entirety by reference to the full text of the attached Agreement.

      In connection with the Acquisition Agreement, the Company, each member of the Company's Board of Directors, and each of the Members entered into an Investor Rights Agreement. Pursuant to the Investor Rights Agreement, each of the parties agree to take all steps necessary, including the exercise of their voting rights as a shareholder of the Company, to ensure the Mr. Ed Garneau and one other person selected by the Members, is elected to the Company's Board of Directors and serves as a Director until all of the shares of Common Stock issued to the Members have either been registered and sold on an effective registration statement or are eligible for resale under Rule 144 of the Securities Act of 1933. The Investor Rights Agreement also provides that should certain events happen, each party to the Investor Rights Agreement will take all steps necessary to increase the number of Directors of the Company and grant the Members the right to fill all such newly created Board of Director vacancies. In addition, the Investor Rights Agreement provides for certain protective operating covenants that prohibit the Company from taking certain actions absent the prior consent of the Members. A copy of the Management Agreement is attached hereto as Exhibit 10.4. Any and all descriptions of the Management Agreement as described in this Current Report on Form 8-K are qualified in their entirety by reference to the full text of the attached Agreement In connection with the Acquisition Agreement, the Company has filed with the Secretary of the State of Nevada, a Certificate of Designation designating the Series B Convertible Preferred Stock. The features of the Series B Convertible Preferred Stock includes the right on the part of the Company or the holders to effect the conversion of the Preferred Stock to Common Stock from time to time when there is sufficient authorized but unissued shares of Common Stock available for issuance upon conversion. The Preferred Stock will be convertible into Common Stock at the conversion rate of 100 shares of Common Stock for each share of Series B Preferred Stock. In the event the Company fails to increase the number of authorized shares of Common Stock to a level sufficient to allow for the conversion of all of the Preferred Stock into Common Stock by June 30, 2006, the Company will be obligated, at the request of the holders of the Preferred Stock, to redeem the Preferred Stock at the then fair market value of the underlying Common Stock into which the Preferred Stock would otherwise be convertible. The Preferred Stock designation also provides that the Preferred Stock will be senior to the Common Stock with respect to rights upon liquidation, winding up or dissolution of the Company, but will be junior to the Company's existing Series A Convertible Preferred Stock. The Preferred Stock will vote together with the Common Stock as a single class on an as-converted to Common Stock basis. A copy of the Certificate of Designation is attached hereto as Exhibit
3.2. Any and all descriptions of the Certificate of Designation as described in this Current Report on Form 8-K are qualified in their entirety by reference to the full text of the attached Certificate of Designation.


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

      In addition, the Company has entered into an Employment Agreement with Mr. Ed Garneau. The Employment Agreement provides that Mr. Garneau be employed as the Chief Operating Officer of the Company for an initial period of three years following the closing of the Acquisition. Mr. Garneau is currently a member of the Company's Board of Directors and will continue in that position following the Closing. A copy of the Employment Agreement is attached hereto as Exhibit
10.5. Any and all descriptions of the Employment Agreement as described in this Current Report on Form 8-K are qualified in their entirety by reference to the full text of the attached Agreement. See Item 5.02 below for additional disclosure and information.

      In order to close the Acquisition Agreement, several shareholders and investors in the Company granted their consent to the actions contemplated by the Acquisition. In addition, certain outstanding notes and warrants of the Company were modified and/or terminated.

      Surrender and Exchange Agreement

      In connection with the Acquisition, the Company restructured an investment arrangement with Evergreen Venture Partners, LLC ("Evergreen"). Evergreen and the Company had been parties to a certain Convertible Loan and Security Agreement dated as of December 23, 2003 (the "Loan Agreement") pursuant to which the Company issued a convertible promissory note to Evergreen in the principal amount of $600,000 (the "Old Note"). In addition, on September 19, 2003, the Company entered into a Letter Agreement with Evergreen, pursuant to which the Company issued to Evergreen a warrant to purchase 3,816,667 shares of Common Stock. The Company and Evergreen also were parties to a certain Stock Purchase Agreement dated February 27, 2004 (the "Stock Agreement"). Under the terms of the Stock Agreement, the Company issued 10,000,000 shares of Common Stock to Evergreen and a warrant to purchase 12,500,000 shares of Common Stock. On or about April 23, 2004, the Company and Evergreen terminated the Old Note issued under the Loan Agreement and the Company issued 5,000,000 shares of Common Stock to Evergreen and a warrant to purchase 10,000,000 shares of Common Stock.

      Effective as of February 18, 2005, on the Closing of the Acquisition, the Company and Evergreen entered into the Surrender and Exchange Agreement dated as of January 31, 2005. The Surrender and Exchange Agreement provides that Evergreen surrender 17,000,000 shares of Common Stock owned by it (the "Surrendered Shares"). Evergreen also surrendered warrants to purchase 15,316,667 shares of Common Stock (the "Surrendered Warrants"). The Surrendered Shares and the Surrendered Warrants have been canceled and are of no further force or effect. In consideration of the Surrendered Shares and Surrendered Warrants, the Company issued to Evergreen a new promissory note in the principal amount of $750,000.00 (the "New Note"). The New Note provides for the lump sum payment of the principal amount of the New Note on July 1, 2006. However, should the trading price of the Common Stock of the Company be greater than $0.21 per share for a consecutive thirty day period, the New Note shall terminate and the Company shall have no further obligation to Evergreen under the New Note.

      A copy of the Surrender and Exchange Agreement is attached as Exhibit
10.6. A copy of the New Note is attached as Exhibit 10.7. Any and all descriptions of the Surrender and Exchange Agreement, and the New Note, each as described in this Current Report on Form 8-K are qualified in their entirety by reference to the full text of the attached Agreement and Note.

      Waiver, Consent, Surrender and Modification Agreement

      In connection with the Acquisition, the Company restructured an investment arrangement with Crestview Capital and certain of Crestview's affiliated investment entities (collectively, "Crestview"). The Company had entered into a series of Purchase Agreements (the "Purchase Agreements") with Crestview during the year 2004, whereby the Company issued and sold to Crestview (and certain other participating investors) convertible notes (the "Crestview Debentures"), warrants to purchase Common Stock (the "Crestview Warrants") and shares of Common Stock of the Company.

      Effective as of February 18, 2005, on the Closing of the Acquisition, the Company and Crestview entered into the Waiver, Consent, Surrender and Modification Agreement dated as of January 21, 2005. Under the terms of the Agreement, Crestview surrendered warrants to purchase an aggregate of 31,626,372 shares of Common Stock (the "Surrendered Crestview Warrants"). In addition, the Purchase Agreements as between Crestview and the Company were terminated with respect to the Surrendered Crestview Warrants, except for the registration requirements of the Agreements with respect to any surviving shares or warrants owned by Crestview. The Surrendered Crestview Warrants were canceled and are of no further force or effect.

      In addition, the conversion features of the Debentures were modified such that the maximum number of shares issuable upon conversion of the Debentures is now limited to 40,000,000 shares of Common Stock. The payment terms of the Debentures were also modified such that the principal amount of the Debentures, approximately $4,250,000, plus accrued unpaid interest, shall be due and payable on July 1, 2006. However, should the trading price of the Common Stock of the Company be greater than $0.25 per share for a consecutive thirty day period, up to $2,250,000 of the Debentures shall terminate and the Company shall have no further obligation to Crestview for the $2,250,000 under the Debentures.

      A copy of the Waiver, Consent, Surrender and Modification Agreement is attached as Exhibit 10.8. Any and all descriptions of the Waiver, Consent, Surrender and Modification Agreement as described in this Current Report on Form 8-K are qualified in their entirety by reference to the full text of the attached Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

      In connection with the Acquisition, at the Closing, on February 18, 2005, the Company issued an aggregate of 35,000,000 shares of Common Stock and 100,000 shares of Series B Convertible Preferred Stock. As described under Items 1.01 and 5.03 of this Current Report on Form 8-K, the Series B Preferred Stock is convertible into shares of Common Stock at the rate of 100 shares of Common Stock for each share of Series B Convertible Preferred Stock. Immediately prior to the Closing, the Company had issued and outstanding 193,034,647 shares of Common Stock and 10,000 shares of Series A Convertible Preferred Stock. The Company issued the shares at Closing under an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act") under Section 4(2) of the Act. The Securities Purchase Agreement contains representations and warranties of the Members to the effect that such Members are sophisticated and can bear the risk of their investment in the Company's securities. The Company is also aware, that due diligence of the Company was undertaken by and on behalf of Sovereign and the Members. In addition, in total, the Members total less than 14 persons or entities.

Item 5.02 Appointment of Principal Officers.

      In connection with the Acquisition, the Company has entered into an Employment Agreement with Mr. Ed Garneau. The Employment Agreement provides that Mr. Garneau be employed as the Chief Operating Officer of the Company for an initial period of three years following the closing of the Acquisition. Mr. Garneau is currently a member of the Company's Board of Directors and will continue in that position following the Closing.

      A copy of the Employment Agreement is attached hereto as Exhibit 10.5. Any and all descriptions of the Employment Agreement as described in this Current Report on Form 8-K are qualified in their entirety by reference to the full text of the attached Agreement.

Mr. Garneau owns no shares of Common Stock or Preferred Stock of the Company in his own name. However, Mr. Garneau is a general partner and a 0.5% owner of September Serenade Ltd, a family owned partnership, which owns 600,000 shares of Common Stock and warrants to purchase 200,000 shares of Common Stock which were purchased in a private placement of the Company's securities on November 22, 2004. Mr. Garneau exercises voting control of the securities owned by the partnership. In addition, DD Family Properties LLC, also a family owned investment vehicle, was a Member of Sovereign Partners LLC as of the Closing, and it received 9,721,950 shares of Common Stock and 27,777 shares of Preferred Stock at the Closing. It will also be entitled to receive future distributions of Common Stock and Preferred Stock under the terms of the Securities Purchase Agreement. Mr. Garneau is the owner of a 21% interest in DD Family Properties LLC and controls the voting of the securities owned by the LLC. Mr. Garneau disclaims beneficial ownership of the shares of Common Stock and Preferred Stock owned by September Serenade Ltd and DD Family Properties LLC except to the extent of his percentage ownership of such entities.

      Mr. Garneau is the founder and, since 1994, has been the Chief Executive Officer of Sovereign Companies, including Sovereign Partners, LLC, a diversified real estate development company with broadband telecommunications installation and operations in 4 states currently representing 10 major developments or approximately 1100 homes. Prior to founding Sovereign, Mr. Garneau served eight years in the US Air Force as a fighter pilot.

      In March 8, 2004, the Company purchased certain assets of the Sovereign Companies in exchange for a total of 5,203,870 shares of Common Stock of the Company. All such shares are owned by entities over which Mr. Garneau exercises voting control. Mr. Garneau disclaims beneficial ownership of all such shares.

      There are no family relationships between Mr. Garneau or any member of his family and any other officers, directors or significant shareholders of the Company or their affiliates.

Item 5.03 Amendments to Articles of Incorporation or ByLaws.

      In connection with the Acquisition, the Company amended its ByLaws to provide that the provisions of Nevada Revised Statutes Sections 78.378 to
78.3793 do not apply to the acquisition of the shares of capital stock of the Company by Sovereign Partners, LLC, its Members or its affiliates in connection with the Acquisition Agreement. A copy of the text of the Amendment to the Bylaws is attached hereto as Exhibit 3.1. Any and all descriptions of the Amendment to the ByLaws as described in this Current Report on Form 8-K are qualified in their entirety by reference to the full text of the attached Amendment.

      In connection with the Acquisition, the Company designated a new series of preferred stock, the Series B Convertible Preferred Stock. The Certificate of Designation was filed and accepted by the Secretary of State of Nevada on February 16, 2005.

      The Series B Convertible Preferred Stock includes the right on the part of the Company or the holders to effect the conversion of the Preferred Stock to Common Stock from time to time when there is sufficient authorized but unissued shares of Common Stock available for issuance upon conversion. The Preferred Stock will be convertible into Common Stock at the conversion rate of 100 to 1. In the event the Company fails to increase the number of authorized shares of Common Stock to a level sufficient to allow for the conversion of all of the Preferred Stock into Common Stock by June 30, 2006, the Company will be obligated, at the request of the holders of the Preferred Stock, to redeem the Preferred Stock at the then fair market value of the underlying Common Stock into which the Preferred Stock would otherwise be convertible. The Preferred Stock designation also provides that the Preferred Stock will be senior to the Common Stock with respect to rights upon liquidation, winding up or dissolution of the Company, but will be junior to the Company's existing and issued Series A Convertible Preferred Stock. The Preferred Stock will vote together with the Common Stock as a single class on an as-converted to Common Stock basis. A copy of the Certificate of Designation is attached hereto as Exhibit 3.2. Any and all descriptions of the Certificate of Designation as described in this Current Report on Form 8-K are qualified in their entirety by reference to the full text of the attached Certificate of Designation.

Item 7.01. Regulation FD Disclosure.

      The Company incorporates by reference the matters described and set forth under Items 1.01, 3.02, 5.02, 5.03 above and Item 8.01 below as if set forth under this Item 7.01 in their entirety.

Item 8.01. Other Events.

      On February 23, 2005, the Company issued a press release announcing the closing of the acquisition of Sovereign and its subsidiaries (the "Sovereign Companies") as described under Item 1.01 above. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

      (a) Financial Statements of Businesses Acquired.

            Not applicable.

      (b) Pro Forma Financial Information.

            Not applicable.

      (c) Exhibits.

Exhibit No.    Description
-----------    -----------

3.01           Amendment to the ByLaws of Usurf America, Inc.

3.02           Certificate of Designation of the Series B Convertible Preferred
               Stock

10.1 Securities Purchase Agreement dated as of January 26 2005 by and among Usurf America, Inc., Sovereign Partners, LLC and each of the members of Sovereign listed on the signature pages thereto

10.2 Registration Rights Agreement dated as of February 18, 2005 by and among Usurf America, Inc., Sovereign Partners, LLC and each of the Members of Sovereign listed on the signature pages thereto

10.3 Management Agreement dated as of February 18, 2005 by and among Usurf America, Inc. and each of the Members of Sovereign listed on the signature pages thereto

10.4 Investor Rights Agreement dated as of February 18, 2005 by and among Usurf America, Inc., each member of its Board of Directors, and each of the Members of Sovereign listed on the signature pages thereto

10.5 Employment Agreement dated as of February 18, 2005 by and between Usurf America, Inc. and Mr. Ed Garneau

10.6 Surrender and Exchange Agreement dated as of January 31, 2005 by and between Usurf America, Inc. and Evergreen Venture Partners, LLC

10.7           Promissory Note in the Principal Amount of $750,000

10.8 Waiver, Consent, Surrender and Modification Agreement dated as of January 21, 2005 by and between Usurf America, Inc. and Crestview Capital Master Fund LLC

99.1           Press Release dated February 23, 2005


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Usurf America, Inc.

                                       By: /s/ Douglas O. McKinnon
                                           -------------------------------------
                                           President and Chief Executive Officer

Date: February 24, 2005

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

3.01           Amendment to the ByLaws of Usurf America, Inc.

3.02           Certificate of Designation of the Series B Convertible Preferred
               Stock

10.1 Securities Purchase Agreement dated as of January 26 2005 by and among Usurf America, Inc., Sovereign Partners, LLC and each of the members of Sovereign listed on the signature pages thereto

10.2 Registration Rights Agreement dated as of February 18, 2005 by and among Usurf America, Inc., Sovereign Partners, LLC and each of the Members of Sovereign listed on the signature pages thereto

10.3 Management Agreement dated as of February 18, 2005 by and among Usurf America, Inc. and each of the Members of Sovereign listed on the signature pages thereto

10.4 Investor Rights Agreement dated as of February 18, 2005 by and among Usurf America, Inc., each member of its Board of Directors, and each of the Members of Sovereign listed on the signature pages thereto

10.5 Employment Agreement dated as of February 18, 2005 by and between Usurf America, Inc. and Mr. Ed Garneau

10.6 Surrender and Exchange Agreement dated as of January 31, 2005 by and between Usurf America, Inc. and Evergreen Venture Partners, LLC

10.7           Promissory Note in the Principal Amount of $750,000

10.8 Waiver, Consent, Surrender and Modification Agreement dated as of January 21, 2005 by and between Usurf America, Inc. and Crestview Capital Master Fund LLC

99.1           Press Release dated February 23, 2005


                                       12